Exhibit 28(h)(i)(B)

AMENDED AND RESTATED EXHIBIT A

THIS AMENDED AND RESTATED EXHIBIT A, dated as of December 1, 2015, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. and FundVantage Trust.

FUNDS — Classes

Boston Advisors Broad Allocation Strategy Fund — Institutional Class

Boston Advisors Broad Allocation Strategy Fund — Class A

Bradesco Latin American Hard Currency Bond Fund — Class A

Bradesco Latin American Hard Currency Bond Fund — Class C

Bradesco Latin American Hard Currency Bond Fund — Institutional Class

Bradesco Latin American Hard Currency Bond Fund — Retail Class

Bradesco Latin American Equity Fund — Class A

Bradesco Latin American Equity Fund — Class C

Bradesco Latin American Equity Fund — Institutional Class

Bradesco Latin American Equity Fund — Retail Class

Cutwater High Yield Fund - Institutional Class

Cutwater High Yield Fund — Class A

Cutwater High Yield Fund — Class C

Cutwater Investment Grade Bond Fund — Institutional Class

Cutwater Investment Grade Bond Fund — Class A

Cutwater Investment Grade Bond Fund — Class C

Cutwater Multi-Sector Inflation Protection Fund — Institutional Class

Cutwater Multi-Sector Inflation Protection Fund — Class A

Cutwater Multi-Sector Inflation Protection Fund — Class C

Cutwater Municipal Bond Inflation Protection Fund — Institutional Class

Cutwater Municipal Bond Inflation Protection Fund — Class A

Cutwater Municipal Bond Inflation Protection Fund — Class C

DuPont Capital Emerging Markets Debt Fund — Class I

DuPont Capital Emerging Markets Fund — Class I

EIC Value Fund — Class A

EIC Value Fund — Class C

EIC Value Fund — Retail Class

EIC Value Fund — Institutional Class

Estabrook Investment Grade Fixed Income Fund — Class A

Estabrook Investment Grade Fixed Income Fund — Class C

Estabrook Investment Grade Fixed Income Fund — Class I

Estabrook Investment Grade Fixed Income Fund — Class R

Estabrook Value Fund — Class A

Estabrook Value Fund — Class C

Estabrook Value Fund — Class I

Estabrook Value Fund — Class R

Gotham Absolute 500 Fund — Institutional Class

Gotham Absolute Return Fund — Institutional Class

Gotham Enhanced 500 Fund - Institutional Class

Gotham Enhanced Return Fund — Institutional Class

Gotham Index Plus Fund - Institutional Class

Gotham Institutional Value Fund- Institutional Class

Gotham Neutral Fund — Institutional Class

Gotham Total Return Fund - Institutional Class

Lateef Fund — Class A

Lateef Fund — Class I

Lateef Fund — Class C

Montibus Small Cap Growth Fund — Class A*

Montibus Small Cap Growth Fund — Adviser Class*

Montibus Small Cap Growth Fund — Institutional Class*

Mount Lucas U.S. Focused Equity Fund — Class I

Mount Lucas U.S. Focused Equity Fund — Class II

Pacific Capital Tax-Free Securities Fund — Class Y

Pacific Capital Tax-Free Short Intermediate Securities Fund — Class Y

Pemberwick Fund

Polen Capital Global Growth Fund — Investor Class**

Polen Capital Global Growth Fund — Institutional Class

Polen Growth Fund — Investor Class**

Polen Growth Fund — Institutional Class

Private Capital Management Value Fund — Class A

Private Capital Management Value Fund — Class C

Private Capital Management Value Fund — Class I

Private Capital Management Value Fund — Class R

Quality Dividend Fund — Class A

Quality Dividend Fund — Class C

Quality Dividend Fund — Institutional Class

Rivington Diversified Global Equity Fund by WHV — Class A

Rivington Diversified Global Equity Fund by WHV — Class I

Rivington Diversified Global Equity Fund by WHV — Class C

Rivington Diversified International Equity Fund by WHV — Class A

Rivington Diversified International Equity Fund by WHV — Class I

Rivington Diversified International Equity Fund by WHV — Class C

Sirios Focus Fund — Class A

Sirios Focus Fund — Class C

Sirios Focus Fund — Institutional Class

Sirios Focus Fund — Retail Class

SkyBridge Dividend Value Fund — Class A

SkyBridge Dividend Value Fund Class C

SkyBridge Dividend Value Fund — Class I

WHV/Acuity Tactical Credit Long/Short Fund — Class A

WHV/Acuity Tactical Credit Long/Short Fund — Class I

WHV/Acuity Tactical Credit Long/Short Fund — Class C

WHV International Equity Fund — Class A

WHV International Equity Fund — Class I

WHV International Equity Fund — Class C

WHV/EAM Emerging Markets Small Cap Equity Fund — Class A

WHV/EAM Emerging Markets Small Cap Equity Fund — Class I

WHV/EAM International Small Cap Equity Fund — Class A

WHV/EAM International Small Cap Equity Fund — Class I

WHV/Seizert Small Cap Value Equity Fund — Class A

WHV/Seizert Small Cap Value Equity Fund — Class C

WHV/Seizert Small Cap Value Equity Fund — Class I

*Liquidated August 24, 2015

** “Retail Class” renamed to “Investor Class” effective September 1, 2015

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their officers designated below effective as of the date and year first above written.

BNY MELLON INVESTMENT SERVICING (US) INC.

		By:	/s/ Dorothy R. McKeown
		Name:	Dorothy R. McKeown
		Title:	Managing Director
		Date:	12/10/15

FUNDVANTAGE TRUST

By:	/s/Joel Weiss
Name:	Joel Weiss
Title:	President and CEO
Date:	12/10/2015